                                                                   EXHIBIT 99.1

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                   , 2001, UNLESS EXTENDED (THE "EXPIRATION DATE").


                           MIKOHN GAMING CORPORATION

                             Letter of Transmittal

                                      for

                               Offer to Exchange

    $105,000,000 Registered 11.875% Senior Secured Notes Due 2008, Series B

                                      for

 All Outstanding Unregistered 11.875% Senior Secured Notes Due 2008, Series A

                              The Exchange Agent

                          For The Exchange Offer Is:

                                U.S. BANK, N.A.

                             For Delivery by Mail
                       Hand Delivery/Overnight Delivery:

                                U.S. Bank, N.A.
                             101 East Fifth Street
                           St. Paul, Minnesota 55101
                        Attention: Frank P. Leslie, III

          By Facsimile Transmission (for eligible institutions only):

                             Frank P. Leslie, III
                                 (651)229-6415

                              To Confirm Receipt:

                                 (651)229-2600

                               For Information:

                                 (651)229-2600

   (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.)

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO MIKOHN GAMING CORPORATION.

   By completing this letter of transmittal ("Letter of Transmittal"), you acknowledge that you have received and reviewed the prospectus dated September
   , 2001 (the "Prospectus") of Mikohn Gaming Corporation, a Nevada corporation ("Mikohn"), and this Letter of Transmittal, which together constitute the "Exchange Offer." This Letter of Transmittal and the Prospectus have been delivered to you in connection with Mikohn's offer to exchange $105,000,000 in aggregate principal amount of its 11.875% Senior Secured Notes due 2008, Series B ("New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for the same amount of its outstanding unregistered 11.875% Senior Secured Notes due 2008, Series A ("Old Notes"). $105,000,000 in aggregate principal amount of Old Notes are currently issued and outstanding.

   Mikohn reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. Mikohn shall notify U.S. Bank, National Association (f/k/a Firstar Bank, National Association) (the "Exchange Agent") and each registered Holder of the Old Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

   This Letter of Transmittal is to be completed by a Holder (this term is defined below) of Old Notes if:

   1. the Holder is delivering certificates for Old Notes with this document, or

   2. the tender of certificates for Old Notes will be made by book-entry transfer to the account maintained by the Exchange Agent for these notes, at The Depository Trust Company ("DTC") according to the procedures described in the Prospectus under the heading "The Exchange Offer--Exchange Offer Procedures." Please note that delivery of documents required by this Letter of Transmittal to DTC does not constitute delivery to the Exchange Agent.

   You must tender your Old Notes according to the guaranteed delivery procedures described in this document if:

   1. your Old Notes are not immediately available;

   2. you cannot deliver your Old Notes, this Letter of Transmittal and all required documents to the Exchange Agent on or before the Expiration Date; or

   3. you are unable to obtain confirmation of a book-entry tender of your Old Notes into the Exchange Agent's account at DTC on or before the Expiration Date.

   More complete information about guaranteed delivery procedures is contained in the Prospectus under the heading "The Exchange Offer--Exchange Offer Procedures--Guaranteed Delivery Procedures."

   As used in this Letter of Transmittal, the term "Holder" means: (1) any person in whose name Old Notes are registered on the books of Mikohn; (2) any other person who has obtained a properly executed bond power from the registered Holder; or (3) any person whose Old Notes are held of record by DTC who desires to deliver such notes by book-entry transfer at DTC. You should use this Letter of Transmittal to indicate whether or not you would like to participate in the Exchange Offer. If you decide to tender your Old Notes, you must complete this entire Letter of Transmittal.

   PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. IF YOU HAVE QUESTIONS OR NEED HELP, OR IF YOU WOULD LIKE ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, YOU SHOULD CONTACT THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ABOVE.

   List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amount on a separate signed schedule and affix the list to this Letter of Transmittal.


                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

  Name(s) and Address(es) of Registered Owner(s)
     as (it/they) appear(s) on the Old Notes
-----------------------------------------------------------------------------------------
                                                                  Aggregate
                                                  Certificate  Principal Amount Principal
                                                    Numbers      Represented     Amount
                                                 of Old Notes*   by Old Notes   Tendered
                                        -------------------------------------------------
                                        -------------------------------------------------
                                        -------------------------------------------------
                                        -------------------------------------------------
                                        -------------------------------------------------
                                        -------------------------------------------------
                                                               Total Principal
                                                                Amount of Old
                                                               Notes Tendered**

--------------------------------------------------------------------------------

 (If additional space is required, attach a continuation sheet in substantially the above form.)

--------------------------------------------------------------------------------
  * Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

                               METHOD OF DELIVERY

[_]Check here if tendered Old Notes are enclosed herewith.

[_]Check here if tendered Old Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

  Name(s) of Registered Holder(s): ___________________________________________

  ____________________________________________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Window Ticket Number (if available): _______________________________________

  Name of Eligible Institution that Guaranteed Delivery: _____________________

  ____________________________________________________________________________

  Account Number (if delivered by book-entry transfer): ______________________

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   According to the terms and conditions of the Exchange Offer, I hereby tender to Mikohn the principal amount of Old Notes indicated above. At the time these notes are accepted by Mikohn, and exchanged for the same principal amount of the New Notes, I will sell, assign, and transfer to Mikohn all right, title and interest in and to the Old Notes I have tendered. I am aware that the Exchange Agent also acts as the agent of Mikohn. By executing this document, I irrevocably appoint the Exchange Agent as my agent and attorney-in-fact for the tendered Old Notes with full power of substitution to:

   1. deliver certificates for the Old Notes, or transfer ownership of the Old Notes on the account books maintained by DTC, to Mikohn and deliver all accompanying evidences of transfer and authenticity to Mikohn; and

   2. present the Old Notes for transfer on the books of Mikohn, receive all benefits and exercise all rights of beneficial ownership of these Old Notes, according to the terms of the Exchange Offer. The power of attorney granted in this paragraph is irrevocable and coupled with an interest.

   I represent and warrant that I have full power and authority to tender, sell, assign, and transfer the Old Notes that I am tendering. I represent and warrant that Mikohn will acquire good and unencumbered title to the Old Notes, free and clear of all liens, restrictions, charges and encumbrances and that the Old Notes will not be subject to any adverse claim at the time Mikohn acquires them. I further represent that:

   1. any New Notes I will acquire in exchange for the Old Notes I have tendered will be acquired in the ordinary course of business;

   2. I have not engaged in, do not intend to engage in, and have no arrangement with any person to engage in, a distribution of any New Notes issued to me; and

   3. I am not an "affiliate" (as defined in Rule 405 under the Securities
Act) of Mikohn.

   I understand that the Exchange Offer is being made in reliance on interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission ("Commission"). These letters provide that the New Notes issued in exchange for the Old Notes in the Exchange Offer may be offered for resale, resold, and otherwise transferred by a Holder of New Notes, unless that person is an "affiliate" of Mikohn within the meaning of Rule 405 under the Securities Act, without compliance with the registration and prospectus delivery provisions of the Securities Act. The New Notes must be acquired in the ordinary course of the Holder's business and the Holder must not be engaging in, must not intend to engage in, and must not have any arrangement or understanding with any person to participate in, a distribution of the New Notes.

   If I am a broker-dealer that will receive New Notes for my own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities (an "Exchanging Dealer"), I acknowledge that I will deliver a prospectus in connection with any resale of the New Notes. However, by this acknowledgment and by delivering a prospectus, I will not be deemed to admit that I am an "underwriter" within the meaning of the Securities Act.

   Mikohn has agreed that, subject to the provisions of a registration rights agreement, the prospectus, as it may be amended or supplemented from time to time, may be used by an Exchanging Dealer in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such Exchanging Dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such New Notes have been disposed of by such Exchanging Dealer. In that regard, if I am an Exchanging Dealer, by tendering such Old Notes and executing this Letter of Transmittal, I agree that, upon receipt of notice from Mikohn of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, I will suspend the sale of New Notes pursuant to the Prospectus until Mikohn has amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the Exchanging Dealer or Mikohn has given notice that the sale of the New Notes may be resumed, as the case may be. If Mikohn gives such notice to suspend the sale of the New Notes, they shall extend the one year period referred to above during which Exchanging Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Exchanging Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which Mikohn has given notice that the sale of New Notes may be resumed, as the case may be.

   Upon request, I will execute and deliver any additional documents deemed by the Exchange Agent or Mikohn to be necessary or desirable to complete the assignment, transfer, and purchase of the Old Notes I have tendered.

   I understand that Mikohn will be deemed to have accepted validly tendered Old Notes when Mikohn gives oral or written notice of acceptance to the Exchange Agent.

   If, for any reason, any tendered Old Notes are not accepted for exchange in the Exchange Offer, certificates for those unaccepted Old Notes will be returned to me without charge at the address shown below or at a different address if one is listed under "Special Delivery Instructions." Any unaccepted Old Notes which had been tendered by book-entry transfer will be credited to an account at DTC, as soon as reasonably possible after the Expiration Date.

   All authority granted or agreed to be granted by this Letter of Transmittal will survive my death, incapacity or, if I am a corporation or institution, my dissolution, and every obligation under this Letter of Transmittal is binding upon my heirs, personal representatives, successors, and assigns.

   I understand that tenders of Old Notes according to the procedures described in the Prospectus under the heading "The Exchange Offer--Exchange Offer Procedures" and in the instructions included in this document constitute a binding agreement between myself and Mikohn subject to the terms and conditions of the Exchange Offer.

   Unless I have described other instructions in this Letter of Transmittal under the section "Special Issuance Instructions," please issue the certificates representing New Notes issued in exchange for my tendered and accepted Old Notes in my name, and issue any replacement certificates for Old Notes not tendered or not exchanged in my name. Similarly, unless I have instructed otherwise under the section "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for tendered and accepted Old Notes and any certificates for Old Notes that were not tendered or not exchanged, as well as any accompanying documents, to me at the address shown below my signature. If both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for my tendered and accepted Old Notes in the name(s) of, and return any Old Notes that were not tendered or exchanged and send such certificates to, the person(s) so indicated. I understand that if Mikohn does not accept any of the tendered Old Notes for exchange, Mikohn has no obligation to transfer any Old Notes from the name of the registered Holder(s) according to my instructions in the "Special Payment Instructions" and "Special Delivery Instructions" sections of this document.

    SPECIAL ISSUANCE INSTRUCTIONS
    (SEE INSTRUCTIONS 4, 5 AND 6)

    To be completed only (i) if
 Old Notes in a principal amount
 not tendered, or New Notes issued
 in exchange for Old Notes
 accepted for exchange, are to be
 issued in the name of someone
 other than you, or (ii) if Old
 Notes tendered by book-entry
 transfer which are not exchanged
 are to be returned by credit to
 an account maintained at the
 Book-Entry Transfer Facility.
 Issue New Notes and/or Old Notes
 to:

 Name _____________________________
           (Type or Print)

 Address __________________________

 ----------------------------------
             (Zip Code)

 ----------------------------------
   (Tax Identification or Social
          Security Number)
   (Complete Substitute Form W-9)

   Credit unexchanged Old Notes
 delivered by book-entry transfer
 to the Book-Entry Transfer
 Facility set forth below:

 Book-Entry Transfer Facility
 Account Number:

 ----------------------------------



    SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if the
  New Notes are to be issued or
  sent to someone other than you or
  to you at an address other than
  as indicated above.

  [_] Mail

  [_] Issue (check appropriate
  boxes)

  certificates to:

  Name _____________________________
           (Type or Print)

  Address __________________________

  ----------------------------------
              (Zip Code)

  ----------------------------------
    (Tax Identification or Social
           Security Number)

                       SPECIAL BROKER-DEALER INSTRUCTIONS

 [_] Check here if you are a broker-dealer and wish to receive additional copies of the Prospectus and any amendments or supplements thereto.

 Name _______________________________________________________________________

 Address ____________________________________________________________________
                                   (Zip Code)

 Number of additional copies ________________________________________________



                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                  (Complete Accompanying Substitute Form W-9)


  -----------------------------------------------------------------------------
               (Signature(s) of Registered Holders of Old Notes)
                                 Dated      , 2001

    (The above lines must be signed by the registered Holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by Mikohn, submit evidence satisfactory to Mikohn of such person's authority so to act. See Instructions 1 and 5 regarding completion of this Letter of Transmittal, printed below.)

 Name(s) ____________________________________________________________________
                            (Please Type or Print)
 Capacity ___________________________________________________________________

 Address: ___________________________________________________________________
                              (Include Zip Code)

 Area Code and Telephone Number: ____________________________________________

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                     (If Required by Instructions 1 and 4)

 Certain signatures must be Guaranteed by an Eligible Institution. Signature(s) Guaranteed by an Eligible Institution:
 Authorized Signature _______________________________________________________

 Title ______________________________________________________________________

 Name of Firm _______________________________________________________________

 Address, Include Zip Code  _________________________________________________

 Area code and Telephone No. ________________________________________________

 Dated ________________________________________________________________, 2001

                                 INSTRUCTIONS

            PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   1. Delivery of This Letter of Transmittal and Old Notes. The tendered Old Notes or a confirmation of book-entry delivery, as well as a properly completed and executed copy or facsimile of this Letter of Transmittal and any other required documents must be received by the Exchange Agent at its address listed on the cover of this document before 5:00 p.m., New York City time, on the Expiration Date. YOU ARE RESPONSIBLE FOR THE DELIVERY OF THE OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED BELOW, THE DELIVERY OF THESE DOCUMENTS WILL BE CONSIDERED TO HAVE BEEN MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. WHILE THE METHOD OF DELIVERY IS AT YOUR RISK AND CHOICE, MIKOHN RECOMMENDS THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE RATHER THAN REGULAR MAIL. YOU SHOULD SEND YOUR DOCUMENTS WELL BEFORE THE EXPIRATION DATE TO ENSURE RECEIPT BY THE EXCHANGE AGENT. YOU MAY REQUEST THAT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE DELIVER YOUR OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. DO NOT SEND YOUR OLD NOTES TO MIKOHN.

   If you wish to tender your Old Notes, but:

     (a) your Old Notes are not immediately available;

     (b) you cannot deliver your Old Notes, this Letter of Transmittal and all required documents to the Exchange Agent before the Expiration Date; or

     (c) you are unable to complete the book-entry tender procedure before the Expiration Date, you must tender your Old Notes according to the guaranteed delivery procedure. A summary of this procedure follows, but you should read the section in the Prospectus titled "The Exchange Offer-- Exchange Offer Procedures" for more complete information. As used in this Letter of Transmittal, an "Eligible Institution" is any participant in a Recognized Signature Guarantee Medallion Program within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   For a tender made through the guaranteed delivery procedure to be valid, the Exchange Agent must receive a properly completed and executed Notice of Guaranteed Delivery or a facsimile of that notice before 5:00 p.m., New York City time, on the Expiration Date. The Notice of Guaranteed Delivery must be delivered by an Eligible Institution and must:

     (a) state your name and address;

     (b) list the certificate numbers and principal amounts of the Old Notes being tendered;

     (c) state that tender of your Old Notes is being made through the Notice of Guaranteed Delivery; and

     (d) guarantee that this Letter of Transmittal, or a facsimile of it, the certificates representing the Old Notes, or a confirmation of DTC book-entry transfer, and all other required documents will be deposited with the Exchange Agent by the Eligible Institution within three New York Stock Exchange trading days after the Expiration Date.

   The Exchange Agent must receive your Old Notes or a confirmation of DTC book entry, in proper form for transfer, this Letter of Transmittal and all required documents within three New York Stock Exchange trading days after the Expiration Date or your tender will be invalid and may not be accepted for exchange.

   Mikohn has the sole right to decide any questions about the validity, form, eligibility, time of receipt, acceptance or withdrawal of tendered Old Notes, and its decision will be final and binding. Mikohn's interpretation of the terms and conditions of the Exchange Offer, including the instructions contained in this Letter of Transmittal and in the Prospectus under the heading "The Exchange Offer--Conditions to the Exchange Offer," will be final and binding on all parties.

   Mikohn has the absolute right to reject any or all of the tendered Old Notes if:

  1. the Old Notes are not properly tendered; or

  2. in the opinion of counsel, the acceptance of those Old Notes would be unlawful.

   Mikohn may also decide to waive any conditions, defects, or invalidity of tender of Old Notes and accept such Old Notes for exchange. Any defect or invalidity in the tender of Old Notes that is not waived by Mikohn must be cured within the period of time set by Mikohn.

   It is your responsibility to identify and cure any defect or invalidity in the tender of your Old Notes. Tender of your Old Notes will not be considered to have been made until any defect is cured or waived. Neither Mikohn, the Exchange Agent nor any other person is required to notify you that your tender was invalid or defective, and no one will be liable for any failure to notify you of such a defect or invalidity in your tender of Old Notes. As soon as reasonably possible after the Expiration Date, the Exchange Agent will return to the Holder any Old Notes that were invalidly tendered if the defect of invalidity has not been cured or waived.

   2. Tender by Holder. You must be a Holder of Old Notes in order to participate in the Exchange Offer. If you are a beneficial Holder of Old Notes who wishes to tender, but you are not the registered Holder, you must arrange with the registered Holder to execute and deliver this Letter of Transmittal on his, her or its behalf. Before completing and executing this Letter of Transmittal and delivering the registered Holder's Old Notes, you must either make appropriate arrangements to register ownership of the Old Notes in your name, or obtain a properly executed bond power from the registered Holder. The transfer of registered ownership of Old Notes may take a long period of time.

   3. Partial Tenders. If you are tendering less than the entire principal amount of Old Notes represented by a certificate, you should fill in the principal amount you are tendering in the last column of the box entitled "Description of Old Notes." The entire principal amount of Old Notes listed on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless you fill in the appropriate box. If the entire principal amount of all Old Notes is not tendered, a certificate will be issued for the principal amount of those Old Notes not tendered.

   Unless a different address is provided in the appropriate box on this Letter of Transmittal, certificate(s) representing New Notes issued in exchange for any tendered and accepted Old Notes will be sent to the registered Holder at his or her registered address, promptly after the Old Notes are accepted for exchange. In the case of Old Notes tendered by book-entry transfer, any untendered Old Notes and any New Notes issued in exchange for tendered and accepted Old Notes will be credited to accounts at DTC.

   4. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

  . If you are the registered Holder of the Old Notes tendered with this document, and are signing this Letter of Transmittal, your signature must match exactly with the name(s) written on the face of the Old Notes. There can be no alteration, enlargement, or change in your signature in any manner. If certificates representing the New Notes, or certificates issued to replace any Old Notes you have not tendered are to be issued to you as the registered Holder, do not endorse any tendered Old Notes, and do not provide a separate bond power.

  . If you are not the registered Holder, or if New Notes or any replacement
    Old Note certificates will be issued to someone other than you, you must either properly endorse the Old Notes you have tendered or deliver with this Letter of Transmittal a properly completed separate bond power. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

  . If you are signing this Letter of Transmittal but are not the registered
    Holder(s) of any Old Notes listed on this document under the "Description of Old Notes Tendered," the Old Notes tendered must be endorsed or accompanied by appropriate bond powers, in each case signed in the name of the registered Holder(s) exactly as it appears on the Old Notes. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

  . If this Letter of Transmittal, any Old Notes tendered or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, that person must indicate their title or capacity when signing. Unless waived by Mikohn, evidence satisfactory to Mikohn of that person's authority to act must be submitted with this Letter of Transmittal. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

  . ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN
    ELIGIBLE INSTITUTION UNLESS ONE OF THE FOLLOWING SITUATIONS APPLY:

  (i) If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered with this Letter of Transmittal and such Holder(s) has not completed the box titled "Special Payment
      Instructions" or the box titled "Special Delivery Instructions;" or

  (ii) If the Old Notes are tendered for the account of an Eligible
       Institution.

   5. Special Payment and Delivery Instructions. If different from the name and address of the person signing this Letter of Transmittal, you should indicate, in the applicable box or boxes, the name and address where Old Notes issued in replacement for any untendered or tendered but unaccepted Old Notes should be issued or sent. If replacement notes for Old Notes are to be issued in a different name, you must indicate the taxpayer identification or social security number of the person or entity named.

   6. Transfer Taxes. Mikohn will pay all transfer taxes, if any, applicable to the exchange of Old Notes in the Exchange Offer. However, transfer taxes will be payable by you (or by the tendering Holder if you are signing this letter on behalf of a tendering Holder) if:

  . certificates representing New Notes or notes issued to replace any Old
    Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, a person other than the registered Holder;

  . tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal; or

  . a transfer tax is imposed for any reason other than the exchange of Old
    Notes according to the Exchange Offer. If satisfactory evidence of the payment of those taxes or an exemption from payment is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering Holder. Until those transfer taxes are paid, Mikohn will not be required to deliver any New Notes required to be delivered to, or at the direction of, such tendering Holder.

   Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be attached to the Old Notes listed in this Letter of Transmittal.

   7. Form W-9. You must provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") for the Holder on the enclosed Form W-9. If the Holder is an individual, the TIN is his or her social security number. If you do not provide the required information on the Form W-9, you may be subject to 31% federal income tax withholding on certain payments made to the Holders of New Notes. Certain Holders, such as corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. For additional information, please read the enclosed "Guidelines for Certification of TIN on Substitute Form W-9." To prove to the Exchange Agent that a foreign individual qualifies as an exempt Holder, the foreign individual must submit a Form W-8, Form W-8 BEN or other similar statement, signed under penalties of perjury, certifying as to that individual's exempt status. You can obtain the appropriate form from the Exchange Agent.

   8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by Mikohn, in its sole discretion, which determination shall be final and binding. Mikohn reserves the absolute right to reject any or all tenders not properly tendered or to not accept any particular Old Notes whose acceptance might, in the judgment of Mikohn or its counsel, be unlawful. Mikohn also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer). Mikohn's interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such reasonable period of time as Mikohn shall determine. Neither Mikohn, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange; nor will any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

   9. Waiver of Conditions. Mikohn may choose, at any time and for any reason, to amend, waive or modify certain of the conditions to the Exchange Offer. The conditions applicable to tenders of Old Notes in the Exchange Offer are described in the Prospectus under the heading "The Exchange Offer--Conditions to the Exchange Offer."

   10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

   11. Mutilated, Lost, Stolen or Destroyed Old Notes. If your Old Notes have been mutilated, lost, stolen or destroyed, you should contact the Exchange Agent at the address listed on the cover page of this document for further instructions.

   12. Requests for Assistance or Additional Copies. If you have questions, need assistance, or would like to receive additional copies of the Prospectus or this Letter of Transmittal, you should contact the Exchange Agent at the address listed on the cover page of this document. You may also contact your broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

   13. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer-- Withdrawal Rights."

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 7)


                        Part 1--PLEASE PROVIDE YOUR    ----------------------
                        TIN IN THE SPACE AT THE        Social Security Number
                        RIGHT AND CERTIFY BY                     OR
                        SIGNING AND DATING BELOW.

 SUBSTITUTE
 Form W-9
 Department of                                         ----------------------
 the Treasury           Part 2--Certification--UNDER PENALTIES OF PERJURY, I
                        CERTIFY THAT:
                                                       Employer Identification
                                                               Number

 Internal
 Revenue               --------------------------------------------------------
 Service                (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me) and


 Payer's Request
 for Taxpayer           (2) I am not subject to backup withholding either
 Identification             because I have not been notified by the Internal
 Number (TIN)               Revenue Service ("IRS") that I am subject to
                            backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                           Certificate Instructions--You must cross out item
                           (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                        SIGNATURE _______________________   DATE ________, 2001

                       --------------------------------------------------------
                        Part 3--Awaiting TIN [_]

                        Please complete the Certificate of Awaiting Taxpayer Identification Number below.


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 SIGNATURE ____________________________________________  DATE:         , 2001



                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

   Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

 SIGNATURE ____________________________________________  DATE:         , 2001

       INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                              (THE "GUIDELINES")

   PURPOSE OF FORM. A person who is required to file an information return with the Internal Revenue Service ("IRS") must obtain your correct Taxpayer Identification Number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an Individual Retirement Account ("IRA"). For most individuals, your taxpayer identification number will be your Social Security Number ("SSN"). Use the form provided to furnish your correct TIN and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

   If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security
Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

   If you are a sole proprietor, you must furnish your INDIVIDUAL name and either your SSN or Employer Identification Number ("EIN"). You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

   You must sign the certification or backup withholding will apply.

       INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                              ("THE GUIDELINES")
What is Backup Withholding?

Persons making dividend payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

   1. You do not furnish your TIN to the requester;

   2. The IRS notifies the requester that you furnished an incorrect TIN;

   3. You are notified by the IRS that you are subject to backup withholding because you failed to report all our interest and dividends on your tax return;

   4. You do not certify to the requester that you are to subject to backup withholding under 3 above; or

   5. You do not certify your TIN.

Payees and Payments Exempt from Backup Withholding.

The following is a list of payees exempt from backup withholding and for which no information reporting is required.

(1) A corporation. (2) An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an IRA, or a custodial account under section 403(b)(7) of the Code. (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A real estate reinvestment trust. (10) An entity registered at all times during the tax year under the Investment Company Act of 1940. (11) A common trust fund operated by a bank under section 584(a) of the Code. (12) A financial institution. (13) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (14) A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of dividends generally not subject to backup withholding include the following:

  . Payments to nonresident aliens subject to withholding under section 1441 of the Code.

  . Payments to partnerships not engaged in a trade or business in the United
    States and that have at least one nonresident partner.

  . Payments of patronage dividends not paid in money.

  . Payments made by certain foreign organizations.

Penalties

Failure to Furnish TIN.--If you fail to furnish your correct TIN, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINS.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

   HOW TO OBTAIN A TIN. If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

   Once you receive your TIN, complete the enclosed form and return it to us. Please note that you will be subject to backup withholding at a 31% rate until we receive your TIN.

---------------------------------------------
                               Give NAME and
                             SOCIAL SECURITY
For this type of account:    number of--
---------------------------------------------
 1. Individual               The individual
 2. Two or more individuals  The actual owner
    (joint account)          of the account
                             or, if combined
                             funds, the first
                             individual on
                             the account(1)
 3. Custodian account of a   The minor(2)
    minor (Uniform Gift to
    Minors Act)
 4.a. The usual revocable    The grantor
   savings trust (grantor    trustee(1)
   is also trustee)
b. So-called trust account   The actual
   that is not a legal or    owner(1)
   valid trust under state
   law
 5. Sole proprietorship      The owner(3)
---------------------------------------------

                                        -----
                             Give NAME and
For this type of account:    EMPLOYER
                             IDENTIFICATION
                             number of--
                                        -----
 6. Sole proprietorship      The owner(3)
 7. A valid trust, estate,   Legal entity(4)
    or pension trust
 8. Corporate                The corporation
 9. Association, club,       The organization
    religious, charitable,
    education, or other
    tax-exempt
    organization
10. Partnership              The partnership
11. A broker or registered   The broker or
    nominee                  nominee
12. Account with the         The public
    Department of            entity
    Agriculture in the
    name of a public
    entity (such as a
    State or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments
                                        -----

(1) List first and circle the name of the person whose number you furnish;
(2) Circle the minor's name and furnish the minor's SSN;
(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN;
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.